                                                              File No. 333-03531

                                                                       811-07585

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

         Pre-Effective Amendment No. ___                                 [ ]

         Post-Effective Amendment No. 2                                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

         Amendment No. 3                                                 [X]
--------------------------------------------------------------------------------

                                    WWW TRUST
                      (formerly named "WWW Internet Fund")
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

           131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
                    (Address of principal executive offices)

                   Registrant's Telephone Number: 606-263-2204

--------------------------------------------------------------------------------
   Lawrence S. York, 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                   Benesch, Friedlander, Coplan & Aronoff LLP
       2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114
--------------------------------------------------------------------------------

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of beneficial interest. Registrant's Rule 24f-2 Notice in respect of the fiscal year ended June 30, 1997 was filed on or about August 28, 1997.

         It is proposed that this filing will become effective (check appropriate box):

         X        immediately upon filing pursuant to paragraph (b) of Rule 485.
         __       on (date) pursuant to paragraph (b) of Rule 485.
         __       60 days after filing pursuant to paragraph (1) of Rule 485.
         __       on (date) pursuant to paragraph (a) of Rule 485.

                                                              File No. 333-03531


                                                                  811-07585

                                    WWW TRUST
                         FORM N-1A CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

Item in Part A of Form N-1A                          Location in Prospectus
---------------------------                          ----------------------

1.   Cover Page                                      Cover Page

2.   Synopsis                                        Summary of Fund Expenses

3.   Condensed Financial Information                 Not Applicable

4.   General Description of Registrant               Cover Page; General Information

5.   Management of the Fund                          Management Services

5A.  Manager's Discussion of Fund Performance        Not Applicable

6.   Capital Stock and Other Securities              General Information

7.   Purchase of Securities Being Offered            How to Buy Shares; Distribution and
                                                     Shareholder Servicing Plan

8.   Redemption or Repurchase                        How to Redeem Shares

9.   Pending Legal Proceedings                       Not Applicable


Item in Part B of Form N-1A                          Location in Statement of
                                                     Additional Information

10.  Cover Page                                      Cover Page

11.  Table of Contents                               Table of Contents

12.  General Information and History                 General Information; General Information
                                                     (Prospectus)

13.  Investment Objectives and Policies              Investment Objective and Policies

14.  Management of the Registrant                    Management

15.  Control Persons and Principal Holders           Trustees and Officers
     of Securities

16.  Investment Advisory and Other Services          Management

17.  Brokerage Allocation                            Portfolio Transactions; Distribution and
                                                     Shareholder Servicing Plan

18.  Capital Stock and Other Securities              General Information; General Information
                                                     (Prospectus)

19.  Purchase, Redemption and Pricing of                      Redemption of Fund Shares; How to Buy
     Securities being offered                        Shares (Prospectus); How to Redeem Shares
                                                     (Prospectus); Valuation

20.  Tax Status                                      Dividends, Distributions and Taxes
                                                     (Prospectus)

21.  Underwriters                                    Not Applicable

22.  Calculation of Performance Data                 Not Applicable

23.  Financial Statements                            Financial Statements

                                                                      PROSPECTUS
                               WWW INTERNET FUND

                              131 Prosperous Place


                                   Suite 17B


                              Lexington, KY 40509


                           Telephone: (606) 263-2204



                                                                October 31, 1997


  WWW Internet Fund (the "Fund") is a mutual fund which invests to produce long term growth through capital appreciation. The Fund invests primarily in equity securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or the World Wide Web. Investment advisory and management services are provided to the Fund by WWW Advisors, Inc. (the "Manager"). For a description of the Fund's investment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objective, Policies And Risks." There can be no assurance that the Fund's investment objective will be achieved. Shares of the Fund are subject to a 1% contingent redemption fee imposed on redemptions made within one year of the date of purchase.

  This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone number or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
   BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
          SUBJECT TO INVESTMENT RISK, INCLUDING THE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                               ------------------
                               TABLE OF CONTENTS


                                                                                         PAGE
Summary of Fund Expenses..............................................................     2
Financial Highlights..................................................................     3
Investment Objective, Policies and Risks..............................................     4
Management Services...................................................................     5
How to Buy Shares.....................................................................     7
How to Redeem Shares..................................................................    10
Distribution and Shareholder Servicing Plan...........................................    11
Dividends, Distributions and Taxes....................................................    12
Systematic Investment Plan............................................................    12
Advertising the Fund's Performance....................................................    13
General Information...................................................................    13
Appendix..............................................................................    14

                            SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
       Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...   None
       Redemption Fee (as a percentage of the amount subject to charge)..............   1.00%
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
       Management Fees (after fee waiver)*...........................................    .00%**
       12b-1 Fees***.................................................................    .50%
       Other Expenses*...............................................................   2.00%
       Total Fund Operating Expenses (after fee waiver and expense reimbursement)*...   2.50%
EXAMPLE
       You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
          1 YEAR.....................................................................   $ 35
          3 YEARS....................................................................   $ 89
          5 YEARS....................................................................   $144
          10 YEARS...................................................................   $296
EXAMPLE
       You would pay the following expenses on the same investment, assuming no redemption:
          1 YEAR.....................................................................   $ 25
          3 YEARS....................................................................   $ 78
          5 YEARS....................................................................   $133
          10 YEARS...................................................................   $284


---------------


  * The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its investment advisory fee to the extent Total Fund Operating Expenses (other than interest, taxes, brokerage fees and extraordinary items) exceed 2.50%, except that the amount of such obligation will not exceed the amount of fees received by the Manager for the applicable period. In addition, during the year ended June 30, 1997, the Manager voluntarily reimbursed the Fund for all other expenses to the extent that Total Fund Operating Expenses would otherwise have exceeded 2.50%, and presently intends to continue to do so, although the Manager may discontinue such reimbursements without notice. Without such waiver and expense reimbursement, Management Fees stated above would be 1.00%, Other Expenses would be 5.73% and Total Fund Operating Expenses would be 7.23%.


 ** The Management Fee is payable at an annual rate equal to 1% of the Fund's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Fund's performance. See "Management Services."

*** Pursuant to the Rules of the National Association of Securities Dealers,
    Inc., the aggregate annual distribution fees on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, a long-term shareholder of the Fund may pay more in distribution fees than the economic equivalent of 6.25% of such shareholder's investment in such shares.

    THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


    The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. In addition to the expenses noted above, the Fund will charge $15.00 for each wire redemption. See "How to Redeem Shares." For a further description of the various costs and expenses incurred in the Fund's operation, as well as expense reimbursement or waiver arrangements, see "Management Services."

                              FINANCIAL HIGHLIGHTS



  The following table sets forth selected data for a share of beneficial interest for the periods from August 1, 1996 (commencement of operations) to June 30, 1997. This information has been audited by McCurdy & Associates C.P.A.'s, Inc. Certified Public Accountants, whose report appears in the Fund's Statement of Additional Information, a copy of which will be supplied upon request. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained without charge.



NET ASSET VALUE:
  Beginning of Period............................................................   10.00
Net Investment Income............................................................   (0.16)
Net Gains or Losses on Securities (realized or unrealized).......................    1.36
                                                                                   ------
Total from Investment Operations.................................................    1.20
Dividends (from net investment income)...........................................    0.00
Distributions (from capital gains)...............................................   (0.21)
Return of Capital................................................................    0.00
                                                                                   ------
  Total Distributions............................................................   (0.21)

NET ASSET VALUE:
  End of Period..................................................................   10.99
Total Return.....................................................................   13.08%*

RATIOS/SUPPLEMENTAL DATA
Net Assets
  End of Period (Thousands)......................................................   1,472
Ratio of Expenses to Average Net Assets
  (before fee waiver and expense reimbursement)..................................    7.23%*
Ratio of Expenses to Average Net Assets
  (after fee waiver and expense reimbursement)...................................    2.50%*
Ratio of Net Income to Average Net Assets
  (after fee waiver and expense reimbursement)...................................   (0.62)%*
Portfolio Turnover Rate..........................................................  109.52%


---------------


* Annualized



Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  WWW Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of the Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that the Fund's investment objective will be attained.

  The Fund will seek to achieve its objective by investing primarily (under normal conditions, at least 70% of its total assets) in equity securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web. The Fund will strive to achieve a balanced mix of mature companies (large, established companies that have successfully implemented Internet strategies), mid-life companies (companies which have captured a leadership position in an established sector of the Internet industry) and adolescent companies (IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments in the Internet industry). Generally, the Fund will attempt to achieve a balance of the following approximate percentages of its assets which are invested in Internet companies: mature companies, 50%; mid-life companies, 25%; and adolescent companies, 25%; however, the Fund has the discretion to alter these percentages from time to time as market conditions may warrant. Nevertheless, all securities of companies in the Internet industry are subject to the risk factors described below.

  The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. The Manager believes that the Internet is the emerging frontier interlinking computers, telecommunications and broadcast. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of the Fund. However, older technologies such as telephone, broadcast, cable, pc video, print and photography may also be represented when the Manager believes that these companies may successfully integrate existing technology with new emerging technologies. Sectors identified for investment include, but are not limited to: servers, routers, search engines, bridge and switches, browsers, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

  Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but the Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics. The Fund may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, the Fund expects to have less than 15% of its assets invested in money market instruments. However, when the Manager determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

  RISKS. The value of Fund shares may be susceptible to factors affecting the industries described above. These industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries. In addition, because of its narrow industry focus, the Fund's performance is closely tied to, and affected by, these industries. Companies in an industry are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, securities in which the Fund will invest are more volatile than securities of companies in other industries.

  Finally, competitive pressures and changing demand may have a significant effect on the financial condition of companies in these industries. Such companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence.

  Although securities of large and well-established companies in the information technology industries will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

  The Fund also may invest in warrants, foreign securities and illiquid securities. For a discussion of these investments and their related risks, see the Appendix to this Prospectus.

  INVESTMENT TECHNIQUES. The Fund may engage in various investment techniques, such as short selling, purchasing put and call options, and lending portfolio securities, each of which involves risk. For a discussion of these and other investment techniques and their related risks, see the Appendix to this Prospectus.

  CHANGES IN INVESTMENT POLICIES. Except as noted below, the foregoing investment policies are not fundamental and the Fund's Board of Trustees may change such policies without the vote of a majority of the Fund's outstanding voting securities. The Board will not change the Fund's investment objective of seeking to produce capital appreciation without such a vote. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information.

                              MANAGEMENT SERVICES

  THE MANAGER. The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund. The address of the Manager is 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509. The Manager has no previous experience in advising a mutual fund.


  The Manager was founded in April 1996 by Lawrence S. York and James D. Greene. Mr. York, the Chairman of the Board and President of the Fund, is the Chairman of the Board and President of the Manager and owns 57% of its outstanding shares. Since 1991, Mr. York also has been President of Capital Advisors Group, Inc. a financial planning and investment advisory firm and since 1993 he has been a principal of R H York & Company, Inc., a registered NASD broker dealer. Mr. York and these companies provide investment management advice to individual, business and institutional accounts having an aggregate value of more than $50 million. Mr. York is a co-portfolio manager of the Fund, responsible for fundamental financial research. Mr. York holds a B.A. degree from Berea College and an M.B.A. degree from the University of Kentucky.



  Mr. Greene, the Vice President, Secretary and Treasurer of the Fund, is the Executive Senior Vice President of the Manager and owns 5% of its outstanding shares. Since 1997, Mr. Greene has been a Product Manager for NCR Corp., a manufacturer of retail point-of-sale systems. Previously, he was a marketing strategist with Lexmark International, Inc., a manufacturer of network personal computer and office electronics, and previously held marketing and strategist positions with other computer companies such as Tandy, Computerland and Texas Instruments. Mr. Greene is a co-portfolio manager of the Fund, responsible for providing the Fund with technology assessments and for identifying promising internet technology companies for purchase by the Fund. Mr. Greene holds a B.A. degree from the University of Kentucky.

  MANAGEMENT FEES. Under the terms of the Management Agreement, the Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to .50% per year of the value of the Fund's average daily net assets.

  The monthly Total Management Fee is calculated as follows: (a) one-twelfth of 1.0% annual Base Fee rate (0.083%) is applied to the Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Base Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to the Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment (for the first twelve-month period no performance adjustment will be made); and (c) the Monthly Performance Adjustment is then added to or subtracted from the Base Fee and the result is the amount payable by the Fund to the Manager as the Total Management Fee for that month.

  The full range of Total Management Fee on an annualized basis is as follows:

                                                                                     PERFORMANCE
PERCENTAGE POINT DIFFERENCE BETWEEN FUND PERFORMANCE (NET OF EXPENSES                ADJUSTMENT
 INCLUDING ADVISORY FEES) AND PERCENTAGE CHANGE IN THE S&P 500 INDEX  BASE FEE (%)    RATE (%)     TOTAL FEE (%)
--------------------------------------------------------------------- ------------   -----------   -------------
+3.00 percentage points or more......................................       1%            .50%          1.50%
+2.75 percentage points or more but less than +3.00 percentage
  points.............................................................       1%            .40%          1.40%
+2.50 percentage points or more but less than +2.75 percentage
  points.............................................................       1%            .30%          1.30%
+2.25 percentage points or more but less than +2.50 percentage
  points.............................................................       1%            .20%          1.20%
+2.00 percentage points or more but less than +2.25 percentage
  points.............................................................       1%            .10%          1.10%
Less than +2.00 percentage points but more than -2.00 percentage
  points.............................................................       1%              0%          1.00%
-2.00 percentage points or less but more than -2.25 percentage
  points.............................................................       1%           -.10%           .90%
-2.25 percentage points or less but more than -2.50 percentage
  points.............................................................       1%           -.20%           .80%
-2.50 percentage points or less but more than -2.75 percentage
  points.............................................................       1%           -.30%           .70%
-2.75 percentage points or less but more than -3.00 percentage
  points.............................................................       1%           -.40%           .60%
-3.00 percentage points or less......................................       1%           -.50%           .50%

The period over which performance is measured is a rolling twelve-month period and the performance of the S&P 500 Index is calculated as the sum of the change in the level of the S&P 500 Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 Index.

  Because the maximum Monthly Performance Adjustment for the Fund applies whenever the Fund's performance exceeds the S&P 500 Index by 3.00% or more, the Manager could receive a maximum Monthly Performance Adjustment even if the performance of the Fund is negative.

  EXPENSES. All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses. The Fund will reimburse the Manager for organizational costs of the Fund only if and when net assets of the Fund exceed $3,000,000.



  The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Plan, exceed 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes. As a result of such fee waiver arrangement, no management fees were paid to the Manager for the fiscal year ended June 30, 1997.


  PORTFOLIO TRANSACTIONS. The Management Agreement recognizes that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage commission rates and research and analysis received may be useful to the Manager in connection with its services to other clients as well as to the Fund. In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable execution or price is believed to be obtainable.

  Consistent with these considerations, the Manager may (i) consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund and (ii) make substantial use of the brokerage services of RH York & Company, Inc., an affiliate of the Manager.


  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" which may result in the payment by the Fund of dealer spreads or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of the Fund to hold securities for investment, changes in the securities held by the Fund will be made from time to time when the Manager believes such changes will strengthen the Fund's portfolio. The portfolio turnover rate of the Fund for the year ended June 30, 1997 was 109%.



  CUSTODIAN AND TRANSFER AGENT. Star Bank, N.A., 425 Walnut Street, M.L. 6118, P.O. Box 1118, Cincinnati, Ohio 45201-1118 is the Fund's custodian. American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 is the Fund's transfer agent and dividend disbursing agent (the "Transfer Agent").


                               HOW TO BUY SHARES

  GENERAL. The minimum initial investment is $1,000 ($250 for IRA's). Subsequent investments ordinarily must be at least $100. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary or waive the initial and subsequent investment minimum requirements at any time.

  Purchase orders received in proper form before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on any day the Fund calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received in proper form after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

  INITIAL PURCHASE.

  By Mail -- You may purchase shares of the Fund by completing and signing the application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to WWW Internet Fund, and sent to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

U.S. mail:   WWW Internet Fund                           Overnight:  WWW Internet Fund
             P.O. Box 640335                                         c/o Star Bank, N.A.
             Cincinnati, Ohio 45264-0335                             Mutual Fund Custody Dept.
                                                                     425 Walnut St. M.L. 6118
                                                                     Cincinnati, Ohio 45202

  By Wire -- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call American Data Services, Inc., the Fund's Transfer Agent, at
(888) 999-8331 to set up your account and obtain an account number. You should be prepared to provide the information on the application form to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

  Star Bank, N.A. Cinti/Trust
  ABA #0420-0001-3
  Attn: WWW Internet Fund
  D.D.A. # 485777098

Account Name
-----------------------------------------------------------
                (write in account registration name)

For the Account #
-----------------------------------------------------------
                (write in account # assigned by Transfer
                                   Agent)

  You are required to mail a signed application to the Transfer Agent at the following address in order to complete your initial wire purchase:


  WWW Internet Fund
  c/o American Data Services, Inc.
  150 Motor Parkway, Suite 109
  Hauppauge, New York 11788


Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

  ADDITIONAL INVESTMENTS. You may purchase additional shares of the Fund at any time (minimum of $100) by mail or wire. Each additional mail purchase request must contain the additional investment portion of your shareholder statement or a letter containing your name, the name of your account, your account number and the name of the Fund. Checks should be made payable to WWW Internet Fund and should be sent to the Custodian as set forth above under "INITIAL PURCHASE -- By Mail". A bank wire should be sent as set forth above under "INITIAL PURCHASE -- By Wire".

  PURCHASES THROUGH PROCESSING ORGANIZATIONS. Shares of the Fund may also be purchased through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the Processing Organization and the Transfer Agent. The minimum initial and subsequent investments in the Fund for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain Processing Organizations may receive compensation from the Manager pursuant to the Fund's Distribution and Shareholder Servicing Plan. An investor contemplating investing with the Fund through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

  TAX SHELTERED RETIREMENT PLANS. Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about IRA fees by calling the Transfer Agent at (888) 999-8331.

  AUTOMATIC INVESTMENT OPTION.  Please see "SYSTEMATIC INVESTMENT PLAN" below.

  NET ASSET VALUE. Shares of the Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets by the total number of shares of the Fund outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees.

  ADDITIONAL INFORMATION. Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

  Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

  GENERAL. Investors may request redemption of Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

  The Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

  The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $1,000 ($250 for IRA's) or less, for reasons other than market conditions, and remains so during the notice period.

  CONTINGENT REDEMPTION FEE. A redemption fee of 1% payable to the Fund is imposed on any redemption of shares within one year of the date of purchase. No redemption fee will be imposed to the extent that the net asset value of the shares redeemed does not exceed (i) the current net asset value of shares acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of an investor's shares above the dollar amount of all such investor's payments for the purchase of shares held by the investor at the time of redemption. If the aggregate value of shares redeemed has declined below their original cost as a result of the Fund's performance, the applicable redemption fee will be applied to the then-current net asset value rather than the purchase price.

  In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

  REDEMPTION PROCEDURES. Shareholders who wish to redeem shares must do so through the Transfer Agent by mail or telephone.

  By Mail -- Redemption requests by mail must include your letter of instruction (including Fund name, account number, account name(s), address and the dollar amount or number of shares you wish to redeem) and should be addressed to:


  WWW Internet Fund
  c/o American Data Services, Inc.
  150 Motor Parkway, Suite 109
  Hauppauge, New York 11788


  By Telephone -- Shareholders that have elected the telephone redemption option on the shareholder application form may make a telephone redemption request by calling the Transfer Agent at (888) 999-8331. The Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, Fund's the net asset value may fluctuate.

  ADDITIONAL INFORMATION ABOUT REDEMPTIONS. A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15.00 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Transfer Agent at
(888) 999-8331.

  Written redemption instructions must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling (888) 999-8331.

                  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in cash. All expenses are accrued daily and deducted before declaration of dividends to investors.

  Dividends derived from net investment income, together with distributions from net realized short-term securities gains, paid by the Fund will be taxable to U.S. shareholders as ordinary income for Federal income tax purposes. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes. Dividends and distributions also may be subject to state and local taxes. The Fund's distributions are taxable in the year paid, regardless of whether they are received in cash or reinvested in additional shares of the Fund, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

  Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

  An investor's redemption of Fund shares may result in a taxable gain or loss, depending upon whether the redemption proceeds payable to such investor are more or less than his adjusted tax basis for his redeemed shares.

  Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

  A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

  The Fund intends to qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for a 4% Federal excise tax on undistributed income.

  Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                           SYSTEMATIC INVESTMENT PLAN

  The Systematic Investment Plan permits investors to purchase shares of the Fund (minimum initial investment of $500 and minimum subsequent investments of $25 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at (888) 999-8331 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Fund regardless of fluctuating price levels of the Fund's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                       ADVERTISING THE FUND'S PERFORMANCE

  From time to time the Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of the Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming the payment of the redemption fee upon redemption and that all distributions and dividends paid by the Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may also be presented without the effect of the redemption fee.

  From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to the Fund's performance.


  FOR THE PERIOD FROM AUGUST 1, 1996 THROUGH JULY 31, 1997, THE FUND HAD A TOTAL RETURN OF 27.9%. FOR THE PERIOD FROM AUGUST 1, 1996 THROUGH JUNE 30, 1997, THE FUND HAD A TOTAL RETURN OF 13.08% ON AN ANNUALIZED BASIS.


                              GENERAL INFORMATION

  The Fund is an open-end diversified portfolio of WWW Trust (the "Trust"). The Trust was organized as a business trust under the laws of the state of Ohio in 1996. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.001 per share. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are freely transferable. Upon issuance and sale in accordance with the terms of this Prospectus, each share will be fully paid and nonassessable. Each share has one vote.

  The Trust's Board has authority to create additional portfolios of shares without shareholder approval. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters, Trust shareholders vote together as a group; as to others, they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered.


  Shareholder inquiries may be made by writing to the Transfer Agent at American Data Services, Inc., 150 Motor Parkway, Hauppauge, New York 11788, or by calling
(888) 999-8331.

                                    APPENDIX

  In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques which may involve certain risks. Options transactions involve "derivative securities."

OPTIONS TRANSACTIONS

  The Fund may invest up to 20% of its assets in exchange listed and negotiated put and call options. Such options may be on individual securities or on indexes. A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

  A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

SHORT SELLING

  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See "Appendix -- Options Transactions."

  The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

LENDING PORTFOLIO SECURITIES

  From time to time, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING MONEY

  As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES

  Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

  The Fund may invest, in the circumstances described under "Investment Objective, Policies and Risks," in the following types of money market instruments.

  U.S. GOVERNMENT SECURITIES. The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

  BANK OBLIGATIONS. The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

  REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited.

  COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by the Fund. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

  The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

  The Fund may invest up to 20% of its assets in securities of foreign issuers directly or through American Depository Receipts ("ADRs"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

  WWW INTERNET FUND


    INVESTMENT MANAGER & FUND


    DISTRIBUTOR


    WWW Advisors, Inc.


    Lexington, KY



    SHAREHOLDER SERVICING,


    DIVIDEND DISBURSING AND


    TRANSFER AGENT


    American Data Services, Inc.


    Hauppauge, NY



    PORTFOLIO SECURITIES CUSTODIAN


    Star Bank, N.A.


    Cincinnati, OH



    GENERAL COUNSEL

    Benesch, Friedlander, Coplan &

    Aronoff, P.L.L.


    Cleveland, OH



    SHAREHOLDER SERVICES


    (888) 999-8331



    SECURITIES DEALERS AND


    FINANCIAL INSTITUTIONS ONLY


    (888) 263-2204


    F WWW Advisors, Inc. 1997 All rights reserved.

   PROSPECTUS

   WWW INTERNET FUND


   OCTOBER 31, 1997

                                             STATEMENT OF ADDITIONAL INFORMATION

                               WWW INTERNET FUND

                              131 Prosperous Place


                                   Suite 17B


                              Lexington, KY 40509


                            Telephone (606) 263-2204



                                                                October 31, 1997



  This Statement of Additional Information, which is not a prospectus, expands upon and supplements the information contained in the current Prospectus of WWW Internet Fund (the "Fund") of WWW Trust (the "Trust") dated October 31, 1997. It should be read in conjunction with the Prospectus, which may be obtained without charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.


  WWW Advisors, Inc. (the "Manager") is the Fund's investment manager.

                               TABLE OF CONTENTS


                                                                                         PAGE
Investment Objective and Policies.....................................................     2
Trustees and Officers.................................................................     3
Management............................................................................     4
Distribution and Shareholder Servicing Plan...........................................     5
Portfolio Transactions................................................................     6
Redemption of Fund Shares.............................................................     6
Valuation.............................................................................     6
General Information...................................................................     7


                                       (i)

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are described in the Fund's Prospectus under the heading "Investment Objective, Policies and Risks" and in the Appendix to the Prospectus. In addition to its fundamental investment objective of seeking to produce capital appreciation, the Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

  1. Purchase or retain any securities of an issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

  2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

  3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

  4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

  5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

  6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

  8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

  9. Invest more than 25% of the value of its total assets in any one industry, except that the Fund will invest at least 70% of the value of its total assets in securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

  10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

  12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus or Statement of Additional Information.

  13. Engage in short sales of securities, except as described in the Fund's Prospectus or Statement of Additional Information.

  14. Invest more than 20% of its assets in securities of foreign issuers (whether directly or through American Depository Receipts).

  15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

  16. Purchase securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition, and provided that any such purchase is permitted under the 1940 Act.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

  The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             TRUSTEES AND OFFICERS

  Trustees and officers of the Trust, together with their ages and information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


Lawrence S. York* (46)                          Trustee, Chairman of the Board and President
131 Prosperous Place, Suite 17                  of the Trust; President, Capital Advisors
Lexington, Kentucky 40509                       Group, Inc. (financial planning and
                                                investment advisory firm); President, RH York
                                                & Company, Inc. (broker-dealer).

James D. Greene* (39)                           Vice President, Secretary and Treasurer of
4185 Palmetto Drive                             the Trust; Product Manager, NCR Corp.
Lexington, Kentucky 40513                       (manufacturer of retail point-of-sale
                                                systems); formerly Marketing Strategist,
                                                Lexmark International, Inc. (manufacturer of
                                                network personal computer and office
                                                electronics).

Charles F. Haywood (70)                         Trustee of the Trust; National City Bank
348 Business & Economics                        Professor of Finance, University of Kentucky;
University of Kentucky                          Director, Center for Business & Economic
Lexington, Kentucky 40506                       Research, University of Kentucky; Member,
                                                Board of Directors, The Pittston Company.

Robert C. Thurmond (46)                         Director, Telecommunications Research Center,
Telecommunications Research Center              University of Louisville.
University of Louisville
Louisville, KY 40292

  For so long as the Plan described in the section captioned "Distribution and Shareholder Servicing Plan" remains in effect, the Trust's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

  No meetings of shareholders of the Trust will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when required in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

                               COMPENSATION TABLE


                                                                                                    TOTAL
                                                            PENSION OR                          COMPENSATION
                                                            RETIREMENT                           FROM TRUST
                                           AGGREGATE     BENEFITS ACCRUED      ESTIMATED      (THE TRUST IS NOT
            NAME OF PERSON,               COMPENSATION      AS PART OF      ANNUAL BENEFITS       IN A FUND
                POSITION                   FROM TRUST     TRUST EXPENSES    UPON RETIREMENT       COMPLEX)
----------------------------------------  ------------   ----------------   ---------------   -----------------
Lawrence S. York, Trustee, Chairman of
the Board and President.................          0                0                  0                 0
James D. Greene, Trustee, Vice
President, Secretary and Treasurer......          0                0                  0                 0
Charles F. Haywood, Trustee.............      3,000*               0                  0             3,000*
Robert C. Thurmond, Trustee.............      1,000*               0                  0             1,000*


---------------

* Payments for the fiscal year ended June 30, 1997.



  The Trust does not compensate its officers. The Trust pays each Trustee who is not an officer or employee of the Manager a fee of $1,000 per quarter and reimbursement for travel and out-of-pocket expenses.



  The only persons known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of October 20, 1997 were as follows:



                                                                  PERCENTAGE
                                  NAME AND ADDRESS                   HELD
                    --------------------------------------------  ----------
                    WWW Advisors Inc............................      5.584%
                      131 Prosperous Place
                      Suite 17
                      Lexington, KY 40509
                    Donaldson Lufkin Jenrette...................     69.579%
                      Mutual Fund Trading
                      P.O. Box 2052
                      Jersey City, NJ 07303



  As of October 20, 1997, all officers and Trustees as a group beneficially owned 11,096 shares, constituting 6.1% of the outstanding shares of the Fund.

                                   MANAGEMENT

  The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management Services."

  Under the Management Agreement dated July 10, 1996, subject to the control of the Board of Trustees, WWW Advisors, Inc. (the "Manager"), manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of trustees of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund.

  Pursuant to an undertaking to a state securities administrator, the Management Fee of the Manager will be reduced in the amount, if any, by which total expenses, including the management fee, but excluding interest, taxes, brokerage commissions, redemption fees, distribution fees and certain extraordinary expenses, exceed 2 1/2% of the first $30,000,000 of average net assets, 2% of the next $70,000,000 and 1 1/2% thereafter.


  The Management Agreement is subject to annual approval by (i) the Trust's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, voted to continue the Agreement at a meeting held on September 27, 1997. The Agreement is terminable, without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the Trust's shares, or, on not less than 90 days' notice, by the Manager. As to the Fund, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



  Pursuant to the Management Fee waiver arrangement described in the Prospectus under Management Services -- Expenses, no management fees were paid to the Manager for the year ended June 30, 1997.



  The Manager is a Kentucky corporation incorporated in 1996. Lawrence S. York is the Chief Executive Officer of the Manager and owns 57% of its outstanding shares of stock. Mr. York is also President of RH York & Company, Inc. James D. Greene is the Executive Senior Vice President of the Manager and owns 5% of its outstanding shares of stock.


                  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution and Shareholder Servicing Plan."

  Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Trustees have adopted such a plan (the "Plan"). The Trust's Trustees believe that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

  A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Continuation of the Plan was approved by the Trustees, on September 27, 1997. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Fund's shares. A Plan agreement is terminable, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). During the year ended June 30, 1997, $6,489 (.48% of average net assets) was expended by the Fund pursuant to the Plan.


                             PORTFOLIO TRANSACTIONS

  The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for their use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Fund. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Fund.

  In over-the-counter markets, the Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

  Consistent with these considerations, the Manager may (i) consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund and (ii) make substantial use of the services of RH York & Company, Inc., an affiliate of the Manager.


  During the year ended June 30, 1997, the Fund paid aggregate brokerage commissions to R.H. York & Company, Inc. in the amount of $4,287, representing 99% of the brokerage commissions paid by the Fund during such year.


                           REDEMPTION OF FUND SHARES

  The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

                                   VALUATION

  The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

  Portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

                              GENERAL INFORMATION


  Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201-1118 serves as custodian of the Fund.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
WWW Internet Fund

We have audited the accompanying statement of net assets of WWW Internet Fund, including the schedule of portfolio investments, as of June 30, 1997, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from August 1, 1996 (commencement of operations) to June 30, 1997 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WWW Internet Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 1, 1996 (commencement of operations) to June 30, 1997 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
July 22, 1997

                              FINANCIAL STATEMENTS

                               WWW INTERNET FUND
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997


                                                                                     NUMBER       MARKET
                                                                                    OF SHARES     VALUE
                                                                                    ---------   ----------
COMMON STOCK -- 83.42%
BROADCAST & INFORMATION RESOURCES -- 2.54%
(ADVERTISING, CONTENT & DISTRIBUTION)
Alliance Comm B **................................................................     4,000    $   39,500
Mecklermedia Corp. **.............................................................       500         9,500
                                                                                                ----------
                                                                                                    49,000
                                                                                                ----------
COMMUNICATION & TELECOM SERVICES -- 11.00%
(BROWSERS & INTERNET SERVICE PROVIDERS)
Cincinnati Bell, Inc..............................................................     1,000        31,500
GTE Corp..........................................................................       700        30,712
Glenayre Technologies **..........................................................     2,000        32,750
Lucent Technologies, Inc..........................................................       400        28,825
SBC Communications, Inc...........................................................       400        24,750
Worldcom, Inc. **.................................................................     2,000        64,000
                                                                                                ----------
                                                                                                   212,537
                                                                                                ----------
COMPUTERS & COMPUTER PERIPHERALS -- 1.55%
(COMPUTERS & NETWORK SERVERS)
Silicon Graphics, Inc. **.........................................................     1,000        15,000
Sun Microsystems, Inc. **.........................................................       400        14,887
                                                                                                ----------
                                                                                                    29,887
                                                                                                ----------
COMPUTER SOFTWARE & INTERNET TOOLS -- 10.75%
(PREPACKAGED & CUSTOMIZED SOFTWARE)
Computer Associates International, Inc............................................       600        33,412
HNC Software, Inc. **.............................................................       500        19,062
Hummingbird Comm. **..............................................................     1,000        25,687
Informix Corp. **.................................................................       500         4,500
Intuit, Inc. **...................................................................     1,000        22,938
Legato System **..................................................................     2,000        37,000
Macromedia, Inc. **...............................................................     4,000        34,500
Onewave, Inc. **..................................................................     2,000         5,375
Oracle Corp. **...................................................................       500        25,188
                                                                                                ----------
                                                                                                   207,662
                                                                                                ----------
DATA COMMUNICATION & NETWORKING EQUIPMENT -- 23.97%
(ROUTERS, HUBS & SWITCHES)
3Com Corp Com. **.................................................................     2,500    $  112,500
Act Networks **...................................................................     1,500        19,125
Andrew Corp.......................................................................     2,250        63,281
Ascend Communication, Inc. **.....................................................       300        11,813
Cabletron Systems, Inc. **........................................................     1,000        28,313
Cascade Comm Corp. **.............................................................     2,000        55,250
Cisco Systems, Inc. **............................................................     2,000       134,250
Fore Systems, Inc. **.............................................................     1,000        13,625
PairGain Technology **............................................................     1,600        24,800
                                                                                                ----------
                                                                                                   462,957
                                                                                                ----------

                                                                                     NUMBER       MARKET
                                                                                    OF SHARES     VALUE
                                                                                                ----------
DATA PROCESSING SERVICES -- 1.82%
First Data Corp...................................................................       800    $   35,150
                                                                                                ----------
ELECTRONIC COMMERCE -- 13.86%
American Express Company..........................................................       500        37,250
Checkfree Corp. **................................................................     4,000        70,500
Electronic Data System Corp.......................................................       500        20,500
National Data Corp................................................................     1,000        43,313
Netscape Communications, Inc. **..................................................     3,000        96,187
                                                                                                ----------
                                                                                                   267,750
                                                                                                ----------
FIREWALL & INTERNET SECURITY -- 3.36%
Checkpoint Software **............................................................       800        18,700
Raptor Systems, Inc. **...........................................................     1,500        16,781
Security Dynamics Technologies, Inc. **...........................................       800        29,500
                                                                                                ----------
                                                                                                    64,981
                                                                                                ----------
ON-LINE RETAILING -- 4.50%
E-Trade **........................................................................     1,500        29,438
Ingram Micro Corp. **.............................................................     1,000        24,125
TicketMaster Group **.............................................................     2,000        33,250
                                                                                                ----------
                                                                                                    86,813
                                                                                                ----------
SEMICONDUCTORS & EQUIPMENT MAKERS -- 10.07%
Atmel Corp. Com **................................................................       500        14,000
C-Cube Microsystem **.............................................................     1,500        26,344
Cognex, Inc. **...................................................................     1,500        39,750
Intel Corp........................................................................       300        42,544
Motorola, Inc.....................................................................       800        60,800
S3, Inc. **.......................................................................     1,000        11,000
                                                                                                ----------
                                                                                                   194,438
                                                                                                ----------
TOTAL COMMON STOCK (COST $1,743,240)..............................................               1,611,175
                                                                                                ----------
MUTUAL FUNDS -- 18.82%
Star Bank Treasury Fund (cost $363,499)...........................................                 363,499
                                                                                                ----------




TOTAL MARKET VALUE OF SECURITIES OWNED -- 102.24% (NOTE 6) (COST $2,106,739)...............   1,974,674
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES -- (2.24%) (NOTE 3)........................     (43,312)
                                                                                             ----------
NET ASSETS -- 100.00% (NOTE 5) ($10.99 PER SHARE, BASED ON 175,806 SHARES OUTSTANDING).....  $1,931,362
                                                                                             ==========

COMPONENTS OF NET ASSETS AT JUNE 30, 1997:
Paid in capital (Note 5)...................................................................  $1,824,800
Accumulated undistributed income:
  Net realized gain/(loss) from security transactions (Note 8).............................     238,627
  Net unrealized appreciation/(depreciation) of investments ...............................    (132,065)
                                                                                             ----------
TOTAL NET ASSETS...........................................................................  $1,931,362
                                                                                             ==========



** Non-income security for the year ended June 30, 1997.


                             See accompanying notes

                               WWW INTERNET FUND
                            STATEMENT OF OPERATIONS
                                 JUNE 30, 1997


INVESTMENT INCOME:
Interest..............................................................  $  8,041
Dividends.............................................................     3,806
                                                                        --------
TOTAL INVESTMENT INCOME.........................................................     $  11,847
EXPENSES:
Administrative fees (Note 3)..........................................    35,658
Investment advisory fees (Note 3).....................................    13,470
Amortization of organization expenses (Note 2)........................    12,099
Printing fees.........................................................     7,384
Distribution fees (Note 4)............................................     6,489
Accounting fees.......................................................     6,348
Custodian fees........................................................     5,547
Legal fees............................................................     4,700
Registration fees.....................................................     3,540
E & O Insurance.......................................................     1,014
Transfer agent fee....................................................     1,101
                                                                        --------
Total expenses........................................................    97,350
Reimbursed expenses (Note 4)..........................................   (63,676)
                                                                        --------
TOTAL EXPENSES..................................................................        33,674
                                                                                     ---------
NET INVESTMENT LOSS.............................................................       (21,827)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
Net realized gain from investment transactions..................................        29,508
Net unrealized depreciation of investments......................................      (132,065)
                                                                                     ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................       157,443
                                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................     $ 135,616
                                                                                     =========


                             See accompanying notes

                               WWW INTERNET FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                         FOR THE PERIOD AUGUST 1, 1996

                          (COMMENCEMENT OF OPERATIONS)

                             THROUGH JUNE 30, 1997

                                                                                   YEAR ENDED
                                                                                    06/30/97
                                                                                   ----------
OPERATIONS:
Net investment loss..............................................................  ($  21,827)
Net realized gain from investment transactions...................................     289,508
Net unrealized depreciation of investments during the period.....................    (132,065)
                                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FOR OPERATIONS..............................     135,616
                                                                                     --------
DISTRIBUTION TO SHAREHOLDERS:
Net realized gain................................................................     (29,054)
                                                                                     --------
FUND SHARE TRANSACTIONS:
Shares sold......................................................................   1,770,779
Shares issued in reinvestment of dividends.......................................       7,433
Shares redeemed..................................................................     (53,412)
                                                                                     --------
NET CAPITAL SHARE TRANSACTIONS (Note 5)..........................................   1,724,800
                                                                                     --------
NET INCREASE IN NET ASSETS.......................................................   1,831,362
NET ASSETS:
Beginning of period..............................................................     100,000
                                                                                     --------
End of period....................................................................  $1,931,362
                                                                                     ========

                             See accompanying notes

                               WWW INTERNET FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

NOTE 1. ORGANIZATION

The WWW Internet Fund (the "Fund") was organized as an Ohio business trust (the "Trust"), on April 23, 1996, and commenced operations on August 1, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.001 per share. The Trust was formed to achieve the investment objective of long term growth through capital appreciation by investing primarily in equity securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Securities Valuations -- Portfolio securities, including covered call options if written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchanged or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

Federal Income Taxes -- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions -- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.


Organization Expenses -- During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Fund incurred organization expenses of $65,993. The fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Funds' commencement of operations. During the period ended June 30, 1997, $12,099 was amortized.



Other -- The fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.


NOTE 3. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENT
The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

NOTE 3. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENT (CONTINUED)

Under the terms of the Management Agreement, the Fund has agreed to pay the manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the manager (the "Total Management Fee") by up to .50% per year of the value of the Fund's average daily net assets.

All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Plan, exceed 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver shall not normally exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. During the year ended June 30, 1997, the manager has reimbursed all expenses in excess of 2.50%. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes.

The Fund will reimburse the Manager for organizational costs incurred on behalf of the Fund only if and when net assets of the Fund exceed $3,000,000.

The Fund has a Fund Accounting and Administrative Agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of .08% of average daily net assets, subject to a monthly minimum.

NOTE 4. DISTRIBUTION AGREEMENT
Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Fund. Such fee will be used in it's entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable

NOTE 4. DISTRIBUTION AGREEMENT (CONTINUED)

without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts.

These fees would be in addition to any amounts which may be received by them from the Manager under the Plan. For the period ended June 30, 1997, the amount paid or accrued for such expenses was $6,489.

NOTE 5. CAPITAL SHARE TRANSACTIONS
As of June 30, 1997 there was an unlimited number of $.001 par value shares of capital stock authorized for the Fund. Transactions in capital stock were as follows:

                              For the period from
                  August 1, 1996 (Commencement of Operations)
                             through June 30, 1997

Shares sold...........................................................  170,067     $1,770,779
Shares issued in reinvestment of dividends............................      667          7,433
Shares redeemed.......................................................   (4,928)       (53,412)
                                                                        -------     ----------
Net increase..........................................................  165,806     $1,724,800
Beginning balance.....................................................   10,000        100,000
Total paid in capital.................................................  175,806     $1,824,800
                                                                        =======     ==========

NOTE 6. INVESTMENTS
For the period August 1, 1996 (commencement of operations) through June 30, 1997, purchases and sales of investment securities, other than short-term investments, aggregated $2,827,910 and $1,374,178 respectively. The gross unrealized appreciation for all securities totaled $125,193 and the gross unrealized depreciation for all securities totaled $257,258 for a net unrealized depreciation of $132,065. The aggregate cost of securities for federal income tax purposes at June 30, 1997 was $2,106,739.

NOTE 7. RELATED PARTY TRANSACTIONS
Certain owners of WWW Advisors, Inc., are also owners and /or Directors of WWW Internet Fund. These individuals may receive benefits from any Management fee paid to the Advisor.

NOTE 8. RECLASSIFICATION OF CAPITAL ACCOUNTS
The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss has been adjusted to Accumulated Undistributed Net Realized Gain as of June 30, 1997 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended June 30, 1997.

Undistributed Net Realized Gain...................................................  ($21,827)
Undistributed Net Investment Loss.................................................  $ 21,827

NOTE 9. DISTRIBUTIONS
During the Fiscal Year Ended June 30, 1997, Distributions of $0.21 aggregating $29,054 were made from Short Term Capital Gains.

NOTE 10. FINANCIAL HIGHLIGHTS


NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $ 10.00
                                                                                     ------
                                                                                       --
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss................................................................   (0.16)
Net realized and unrealized gains from security transactions.......................     1.36
                                                                                     ------
                                                                                       --
TOTAL FROM INVESTMENT OPERATIONS...................................................     1.20
                                                                                     ------
                                                                                       --
LESS DISTRIBUTIONS FROM REALIZED GAINS FROM SECURITY TRANSACTIONS:.................   (0.21)
                                                                                     ------
                                                                                       --
NET ASSET VALUE, END OF PERIOD.....................................................  $ 10.99
                                                                                     ========
TOTAL RETURN **....................................................................    13.08%
RATIOS/SUPPLEMENTAL DATA
  Net assets end of period (in 000's)..............................................  1,472
  Ratio of expenses to average net assets , before reimbursement...................     7.23%*
  Ratio of expenses to average net assets, after reimbursement.....................     2.50%*
  Ratio of net investment income (loss) to average net assets......................    (1.62%)*
  Ratio of net investment income (loss) to average net assets, net of
     reimbursement.................................................................    (0.62%)*
Portfolio turnover rate............................................................   109.52%*
Average commission rate paid.......................................................   0.0676


---------------
 * Annualized
** Based on net asset value per share

                            PART C. OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (a) Financial Statements:

         Statement of Net Assets as of June 30, 1997.
         Statement of Operations for the period ended June 30, 1997.
         Statement of Changes in Net Assets for the period ended June 30, 1997.

     (b) Exhibits:

         (1)  Amended and Restated Declaration of Trust.*

         (2)  By-laws.*

         (5)  Management Agreement between Registrant and WWW Advisors, Inc.*

         (8)  Custody Agreement.*

         (9a) Transfer Agency and Service Agreement.*

         (9b) Fund Accounting Service Agreement.*

         (9c) Administrative Service Agreement.*

         (10) Opinion and Consent of Counsel.*

         (11) Consent of Independent Auditors.

         (13) Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

         (15) Distribution and Shareholder Servicing Plan.*

         (27) Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.


         *    Previously filed.

Item 25. Persons Controlled by or Under Common Control with Registrant

         -    None.

Item 26. Number of Holders of Securities

         As of October 29, 1997, there were 175 record holders of the Fund's shares. In the case of a record holder such as a brokerage firm or other institution which holds shares for multiple customers, such institution is treated as a single record holder of the Fund.


Item 27. Indemnification

         Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by Article 10 of the Registrant's By-laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Reference is made to the section in the Prospectus entitled "Management Services".

Item 29. Principal Underwriters

         The Registrant does not have a principal underwriter.

Item 30. Location of Accounts and Records

          1.   WWW Advisors, Inc.
               Suite 17
               131 Prosperous Place
               Lexington, Kentucky 40509

          2.   Star Bank, N.A.
               425 Walnut Street
               Cincinnati, Ohio 45201-1118

          3.   American Data Services, Inc.
               150 Motor Parkway, Suite 109
               Hauppauge, New York 11788


Item 31.  Management Services

          Not Applicable.

Item 32. Undertakings - The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a Prospectus is delivered, (2) to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933, and (3) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of
          Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 29th day of October, 1997. The Registrant hereby certifies that this Amendment meets all the requirements for effectiveness under Rule 485(b) of the Securities and Exchange Commission.

                                       WWW Trust


                                       By:  /s/ Lawrence S. York
                                            ------------------------------------
                                            Lawrence S. York
                                            Chairman of the Board and President


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to Registration Statement has been signed below by the following persons in the capacities indicated on October 29, 1997.



Signature                                Title
---------                                -----


/s/ Lawrence S. York
----------------------------
    Lawrence S. York                     Chairman of the Board (Principal executive officer, financial officer and accounting officer) and Trustee


/s/ James D. Greene
----------------------------
    James D. Greene                      Trustee, Vice President, Treasurer and Secretary


/s/ Charles F. Haywood
----------------------------
    Charles F. Haywood                   Trustee


/s/ Robert C. Thurmond
----------------------------
    Robert C. Thurmond                   Trustee


                                  EXHIBIT INDEX

Exhibit
Number            Exhibit
------            -------
1)                Amended and Restated Declaration of Trust.*

2)                By-laws.*

5)                Management Agreement between Registrant and WWW Advisors, Inc.*

8)                Custody Agreement.*

9a)               Transfer Agency and Service Agreement.*

9b)               Fund Accounting Service Agreement.*

9c)               Administrative Service Agreement.*

10)               Opinion and Consent of Counsel.

11)               Consent of Independent Auditors.

13)               Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

15)               Distribution and Shareholder Servicing Plan.*

27)               Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of
                  1933.

*        Previously filed.